SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 1, 1999


                          THE SPECTRANETICS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       000-19711                 84-0997049
(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
       Incorporation)                                        Identification No.)


                  96 Talamine Court, Colorado Springs, CO 80907
               (Address of Principal Executive Offices) (Zip Code)

                                 (719) 633-8333
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     On February 1, 1999, The Spectranetics Corporation ("Spectranetics") announced its earnings for fiscal 1998. A copy of Spectranetics' press release dated February 1, 1999 is attached hereto as Exhibit 99.1 and the information contained therein is incorporated by reference herein in its entirety.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  The following exhibit is filed as part of this Report:

          99.1 Press Release of Spectranetics dated February 1, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE SPECTRANETICS CORPORATION
                                                       (Registrant)


                                               By: /s/ James P. McCluskey
                                                   -----------------------------
                                                   James P. McCluskey
                                                   Vice President, Finance and
                                                   Chief Financial Officer


Dated: February 2, 1998

                                  EXHIBIT INDEX


Exhibit
-------


99.1      Press Release of Spectranetics dated February 1, 1999.